UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2012

DayStar Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34052	84-1390053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33556 Alvarado Niles Road

Union City, California 94587-1010

(Address of Principal Executive Offices) (Zip Code)

(408) 582-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

DayStar Technologies, Inc. (the “Company”), Sunlogics Power Fund, Inc. (“Sunlogics”) and Ronald Garry Yost, an individual, entered into a Stock Purchase Agreement (the “Purchase Agreement”) dated May 31, 2012. Pursuant to the Purchase Agreement, Sunlogics sold ten (10) shares of common stock (“Eco Energy Shares”) of Eco Energy Solutions (Australia) Pty Limited, a corporation formed under the laws of Australia (“Eco Energy”), representing approximately 10% of the issued and outstanding capital stock of Eco Energy, to the Company. In consideration for the Eco Energy Shares, the Company issued Mr. Yost two hundred eighty-five thousand seven hundred fourteen (285,714) shares of the Company’s common stock, par value $0.01 per share (the “Company Shares”). Sunlogics had earlier acquired all issued and outstanding shares of capital stock of Eco Energy from Mr. Yost pursuant to a Share Purchase Agreement, dated March 16, 2012 (as subsequently amended, the “Eco Energy Purchase Agreement”). In consideration of the issuance of the Company Shares to Mr. Yost, the outstanding principal amount of a certain convertible note payable by Sunlogics to Mr. Yost under the Eco Energy Purchase Agreement was reduced to $7,200,000 from $8,000,000, and any interest accrued in respect of the $800,000 reduction in principal was deemed fully paid as of May 31, 2012.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Agreement, which is included as an exhibit to this report and which is incorporated herein by reference.

Registration Rights Agreement

In connection with the transaction discussed above, the Company and Mr. Yost entered into a Registration Rights Agreement dated as of May 31, 2012, (the “Registration Rights Agreement”) pursuant to which the Company granted Mr. Yost registration rights with respect to the Company Shares issued to Mr. Yost.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as an exhibit to this report and which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this report is hereby incorporated by reference into this Item 3.02 with respect to the terms and issuance of the Company Shares. The Company relied on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933 in issuing the Company Shares. The Company has obtained certain representations and warranties from Mr. Yost contained in the Purchase Agreement to support the Company’s reliance on this exemption.

Item 8.01.	Other Events.

On June 4, 2012, the Company issued a press release announcing its entry into the Purchase Agreement and the consummation of the transactions specified in the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated May 31, 2012, by and among the Registrant, Sunlogics Power Fund, Inc. and Ronald Garry Yost.

10.2	Registration Rights Agreement, dated May 31, 2012, by and between the Registrant and Ronald Garry Yost.

99.1	Press Release, dated June 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: June 4, 2012	By	/s/ Christopher T. Lail
Christopher T. Lail
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated May 31, 2012, by and among the Registrant, Sunlogics Power Fund, Inc. and Ronald Garry Yost.

10.2	Registration Rights Agreement, dated May 31, 2012, by and between the Registrant and Ronald Garry Yost.

99.1	Press Release, dated June 4, 2012.